UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MADISON SQUARE GARDEN ENTERTAINMENT CORP.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V70008-S12988 MADISON SQUARE GARDEN ENTERTAINMENT CORP. TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121 MADISON SQUARE GARDEN ENTERTAINMENT CORP. 2025 Special Meeting Vote by June 8, 2025, 11:59 PM ET (June 4, 2025 by 11:59 PM ET for participants in the AMC Networks Inc. 401(k) Plan) You invested in MADISON SQUARE GARDEN ENTERTAINMENT CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Special Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 9, 2025. Shareholder Meeting Registration To vote and/or attend the meeting, you must register at the “Attend a Meeting” link at www.proxyvote.com by 5:00 p.m., Eastern Time, on June 4, 2025. Get informed before you vote View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Location: Meeting live via the Internet – please visit www.virtualshareholdermeeting.com/MSGE2025SM Vote Virtually at the Meeting* Meeting Date: June 9, 2025 Meeting Time: 10:00 a.m. Eastern Time For Holders As Of: April 17, 2025

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V70009-S12988 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Approval of the redomestication of the Company to the State of Nevada by conversion. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please do not submit this card. Please refer to the reverse side for instructions on how to vote these important matters.